SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 6-23-05

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                  1-9102                    77-0100596
(State or other jurisdiction     (Commission                 (IRS Employer
     of Incorporation)             File No.)               Identification Nol.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code:
                                 (626) 683-4000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFT240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 22, 2005, the Board of Directors of Ameron International Corporation approved certain changes to the compensation payable to Ameron International Corporation's non-employee directors. Effective June 1, 2005, the cash compensation payable to Ameron International Corporation's non-employee directors will be as follows:

An annual cash retainer of $36,000;

An  additional  annual  cash  retainer  of  $7,000  for the  chair of the  Audit
Committee;

An additional annual cash retainer of $6,000 for the chair of the Compensation Committee;

An additional annual cash retainer of $3,000 for the chairs of the Finance Committee and the Nominating and Corporate Governance Committee;

A meeting fee of $2,200 for each Regular Board meeting;

A meeting fee of $2,500 for each Special Board meeting held in person;

A meeting fee of $2,000 for each Special Board meeting held via teleconference; and

A meeting fee of $1,500 for each Committee meeting scheduled as in person or as a teleconference.

All retainer amounts will be payable in quarterly installments in advance.

In addition, non-employee directors will receive an annual grant of 1,200 shares of restricted stock on the first business day following the date of the annual meeting of stockholders of the Company, pursuant to the Ameron International Corporation 2004 Stock Incentive Plan for Nonemployee Directors.

Item 2.02 - Results of Operations and Financial Condition

On June 23, 2005, the Company issued a press release regarding the Company's results of operations for the first quarter ended May 29, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities thereunder. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD OR
Item 12.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Cautionary statement for purposes of the 'Safe Harbor" provisions of The Private Securities Litigation Reform Act of 1995: Any statements in this report that refer to the exhibit attached hereto, that refer to the estimated or anticipated future results of the Registrant are forwarded-looking and reflect the Registrant's current analysis of existing trends and information. Actual results may differ from current expectations based on a number of factors affecting the Registrant's businesses, including competitive conditions and changing market situations. Matters affecting the economy generally, including the state of economies worldwide, can also affect the Registrant's results. Forward-looking statements represent the Registrant's judgment only as of the date of this report. Since actual results could differ materially from such statements, the reader is cautioned not to rely on these forward-looking statements. Moreover, the Registrant disclaims any intent or obligation to update these forward-looking statements.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            AMERON INTERNATIONAL CORPORATION



Date:  June 23, 2005        By: /s/ Javier Solis
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                                    Javier Solis
                                Senior Vice President  & Secretary